Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report on Form 10-Q of ADDvantage Technologies Group, Inc. (the "Company") for the fiscal quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Kenneth A. Chymiak, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained on the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                            /s/: Kenneth A. Chymiak
                                                                       Name:         Kenneth A. Chymiak
                                                                       Title:            President and
                  Chief Executive Officer
                                                                       Date:           February 14, 2007